SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 20, 2003
                                                -------------------------------


                       Chase Mortgage Finance Corporation
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             (Exact name of registrant as specified in its charter)



Delaware                               333-99451               52-1495132
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                          Identification No.)

343 Thornall Street,  Edison,  New Jersey                           08837
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code   (732) 205-0600
                                                  -----------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.           Other Events

                           Attached as an exhibit are certain Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) prepared by Goldman, Sachs & Co. in connection with the Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2003-S8, Class A-1, Class A-2, Class A-3, Class A-X, Class A-P, Class A-R, Class M, Class B-1 and Class B-2.

ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

                  Item 601(a)
                  of Regulation S-K
                  Exhibit No.                 Description
                  -----------                 -----------

                  (99) Structural Term Sheets and Computational Materials prepared by Goldman, Sachs & Co. in connection with the Chase Mortgage Finance Corporation, Multi-Class
                                              Mortgage Pass-Through
                                              Certificates, Series 2003-S8,
                                              Class A-1, Class A-2, Class A-3,
                                              Class A-X, Class A-P, Class A-R,
                                              Class M, Class B-1 and Class B-2.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHASE MORTGAGE FINANCE CORPORATION


         August 27, 2003
         ---------------
                                           By: /s/ Eileen Lindblom
                                               ---------------------------
                                               Eileen Lindblom
                                               Vice President

                                INDEX TO EXHIBITS
                                -----------------




                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------


(99)                Structural Term Sheets and                       (E)
                    Computational Materials prepared
                    by Goldman, Sachs & Co. in connection
                    with the Chase Mortgage Finance
                    Corporation, Multi-Class Mortgage Pass-
                    Through Certificates, Series 2003-S8,
                    Class A-1, Class A-2, Class A-3, Class A-X,
                    Class A-P, Class A-R, Class M, Class B-1 and Class B-2.